UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21357

Franklin Limited Duration Income Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (650) 312-2000

Date of fiscal year end: 12/31

Date of reporting period: 12/31/17

Item 1.	Reports to Stockholders.

FRANKLIN TEMPLETON INVESTMENTS

Annual Report
December 31, 2017

Franklin Limited Duration Income Trust

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Visit franklintempleton.com/investor/ products/products/closed-end-funds for fund updates, to access your account, or to find helpful financial planning tools.

Not FDIC Insured | May Lose Value | No Bank Guarantee

franklintempleton.com	Not part of the annual report	1

Annual Report

Franklin Limited Duration Income Trust

Dear Shareholder:

As approved by the board of trustees, Franklin Limited Duration Income Trust’s fiscal year-end was changed to December 31. This annual report for Franklin Limited Duration Income Trust covers the shortened fiscal year for the transitional nine-month period between the Fund’s prior fiscal year-end, March 31, 2017, and December 31, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks to provide high, current income, with a secondary objective of capital appreciation to the extent possible and consistent with the Fund’s primary objective, through a portfolio consisting primarily of high yield corporate bonds, floating rate corporate loans and mortgage-and other asset-backed securities.

Performance Overview

For the nine months under review, the Fund posted cumulative total returns of +2.91% based on net asset value and +7.08% based on market price. Net asset value decreased from $12.91 per share on March 31, 2017, to $12.32 at period-end, and the market price decreased from $11.97 to $11.83 over the same period. You can find the Fund’s long-term performance data in the Performance Summary on page 6.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Economic and Market Overview

The US economy continued to grow over the last nine months, and during the second and third quarter of 2017, the rate gross domestic product (GDP) exceeded 3% for the first time since 2014. The increase in GDP was largely driven by increased business spending, as many companies anticipated that Republican Party tax cuts would be passed, and the corporate tax rate would eventually be lower. Unemployment and consumer spending also continued to bolster GDP as both

Portfolio Composition*

Based on Total Investments as of 12/31/17

*Total investments include long-term and short-term investments and exclude preferred stock issued by the Fund and other financial leverage.

**Includes collateralized loan obligations.

***Rounds to less than 0.1% of total investments.

remained at healthy levels, despite wage growth remaining subdued. The condition of the economy led the Federal Reserve (Fed) to increase the target range for its benchmark federal funds rate two times during the previous nine months, contributing to a total of three increases in 2017. At year-end, the federal funds rate stood at 1.50%, up from 0.75% at the end of 2016. Nonetheless, monetary policy remained relatively accommodative and the process of raising rates will likely continue to proceed gradually, according to recent Fed statements. Future policy actions will likely evolve around how the economy progresses toward the goals of maximum employment and 2% inflation.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 8.

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The broader stock market, as measured by the Standard & Poor’s 500® returned +14.86% over the nine-month period.1 The US Treasury yield curve flattened over the nine-month period as yields on the longest dated paper tightened by approximately 26 basis points. Despite observable volatility over the period, the yield on the 10-year US Treasury note ended the period at 2.40%, unchanged from the end of March. In this environment, high yield corporate bonds returned +4.57%, as measured by the Credit Suisse (CS) High Yield Index, followed by leveraged loans at +3.01%, as measured by the CS Leveraged Loan Index (LLI Index), and mortgage-backed securities at +2.00%, as measured by the Bloomberg Barclays US Mortgage-Backed Securities (MBS) Fixed Rate Index.1,2 Over the nine-month period, our sector exposures did not change materially.

What is the yield curve? A yield curve is a line that plots the yield to maturity of bonds having equal credit quality against their maturity dates.

Investment Strategy

We invest in a diversified mix of fixed income securities, primarily high yield corporate bonds, senior secured floating rate corporate loans, and mortgage-and other asset-backed securities. Our top-down analysis of macroeconomic trends combined with a bottom-up analysis of market sectors, industries and issuers drives our investment process. We seek to maintain a limited duration, or interest-rate sensitivity, to moderate the impact that fluctuating interest rates might have on the Fund’s fixed income portfolio. Within the corporate bond and corporate loan sectors, we seek securities trading at reasonable valuations from issuers with characteristics such as strong market positions, stable cash flows, reasonable capital structures, supportive asset values, strong sponsorship and improving credit fundamentals. In the mortgage-and other asset-backed securities sector, we look to capture an attractive income stream and total return through our analysis of security prepayment assumptions, potential pricing inefficiencies and underlying collateral characteristics.

Dividend Distributions*
4/1/17–12/31/17
Month	Dividend per Common Share (cents)

April	10.79

May	10.79

June	10.77

July	10.73

August	10.67

September	10.62

October	10.57

November	10.52

December	10.42

Total	95.88

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Manager’s Discussion

High Yield Corporate Bonds

High yield bonds posted a +4.57% return over the nine months ending December 31, 2017, as measured by the CS High Yield Index.1 The yield spread of the CS High Yield Index above comparable US Treasuries narrowed from 4.4% to 3.9% over the period. Performance and spread compression were the result of contributions from all sectors. The gaming and leisure and financial services sectors led the way, while retail and food and drug trailed the group but still contributed positively. During this period, higher quality rating tiers outperformed lower quality tiers.

The prolonged period of low rates has encouraged certain companies to engage in shareholder-friendly activities such as dividends and share-buybacks, a trend we have been watching closely. Following a surge in commodity company defaults and/or restructurings, the overall high yield default level has again been decreasing and the default level for non-commodity companies remained near historically low levels. Driven by the search for yield in a generally low-rate environment, a relatively strong bid for high yield assets persists.

1. Source: Morningstar.

2. Source: Credit Suisse Group.

See www.franklintempletondataresources.com for additional data provider information.

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FRANKLIN LIMITED DURATION INCOME TRUST

Floating Rate Corporate Loans

During the nine-month period, the leveraged loan asset class returned +3.01%, as measured by the CS LLI.2 The technical environment moderated during the period as interest in the asset class among retail investors waned due to continued tight conditions and uncertain rate hikes in 2018. However, collateralized loan obligation (CLO) issuance was strong and outpaced comparable volume in the past two years. CLO issuance increased as liability spreads tightened and managers were able to place the highest rated tranches of new vehicles at increasingly tight levels.

New issue volume increased sharply to record levels, but a significant majority of it was related to refinancing, including repricing transactions that tightened yield spreads in the loan market. Within the net new issuance that did come to the market, a disproportionate amount was B-rated, increasing the weighting in the index.

The default rate increased to a 17-month high at the end of the period, but remained lower than the historical average. However, total leverage across the entire market remained high, including senior leverage in particular, due in part to the increase in issuers that came to the market with loan-only capital structures.

Mortgage-Backed and Asset-Backed Securities

High-quality securitized sectors performed well during the period. Agency MBS, asset-backed securities (ABS) and investment-grade commercial mortgage-backed securities (CMBS) all produced positive total returns, but underper-formed high yield corporate bonds and corporate loans. Volatility and spreads remained low and within an expected range over the period, and the overall MBS market could not keep up with the strong performance of more credit-related sectors.

The Fed began their gradual monthly balance sheet reductions as they commenced their policy normalization plan. Although supply and demand remained balanced in the near term, we believe the Fed’s plan leaves the market vulnerable to potential supply shocks until incremental buyers find more attractive valuations to add to their exposure. The prepayment outlook for the agency MBS market is fairly benign. We expect volatility in the sector to be a bit more correlated to economic risk, but acknowledge that volatility can remain stubbornly low for prolonged periods of time, which is an environment where MBS can continue to perform well. Risk premiums across the market remained tight, and we were much more concerned about a correlated move wider rather than MBS widening substantially relative to Treasuries and other sectors purely because of Fed tapering in the near term. Despite tight valuations, we remain constructive on MBS fundamentals and would look to weakness in spreads due to supply demand imbalance as a potential opportunity to add exposure. In our view, the MBS sector stands to benefit from any increases in liquidity, diversification strategies away from credit, and rotations seeking inherent value in fundamental cash flows.

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FRANKLIN LIMITED DURATION INCOME TRUST

Thank you for your continued participation in Franklin Limited Duration Income Trust. We look forward to serving your future investment needs.

Sincerely,

Christopher J. Molumphy, CFA

Roger A. Bayston, CFA

Glenn I. Voyles, CFA

Madeline Lam

Justin Ma, CFA

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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FRANKLIN LIMITED DURATION INCOME TRUST

Performance Summary as of December 31, 2017

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance1,2

	Cumulative Total Return[3]		Average Annual Total Return[3]
	Based on NAV[4]	Based on market price[5]	Based on NAV[4]	Based on market price[5]

9-Month	+2.91%	+7.08%	+2.91%	+7.08%
1-Year	+4.71%	+9.36%	+4.71%	+9.36%
5-Year	+22.29%	+19.61%	+4.11%	+3.65%
10-Year	+88.25%	+124.50%	+6.53%	+8.42%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Share Prices

Symbol: FTF	12/31/17	3/31/17	Change
Net Asset Value (NAV)	$12.32	$12.91	-$0.59
Market Price (NYSE)	$11.83	$11.97	-$0.14

Distributions (4/1/17–12/31/17)

Net Investment Income	Tax Return of Capital	Total
$0.4313	$0.5275	$0.9588

All investments involve risks, including possible loss of principal. Interest rate movements and mortgage prepayments will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Investments in lower rated bonds include higher risk of default and loss of principal. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results.

1. Figures are for common shares. As of 12/31/17, the Fund had leverage in the amount of 34.57% of the Fund’s total portfolio. The Fund employs leverage through the issuance of Auction Preferred Shares and purchase of Mortgage Dollar Rolls. The use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares). The cost of leverage rises and falls with changes in short-term interest rates. Such increases/decreases in the cost of the Fund’s leverage may be offset by increased/decreased income from the Fund’s floating rate investments.

2. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 5/31/18. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

3. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Assumes reinvestment of distributions based on net asset value.

5. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.

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Financial Highlights

	Year Ended December 31,	Year Ended March 31,
	2017[a]	2017	2016	2015	2014	2013

Per common share operating performance
(for a common share outstanding throughout the year)
Net asset value, beginning of year	$12.91	$12.38	$13.87	$14.36	$14.30	$13.82

Income from investment operations:
Net investment income[b]	0.48	0.62	0.72	0.73	0.80	0.90
Net realized and unrealized gains (losses)	(0.03)	0.85	(1.41)	(0.33)	0.20	0.62
Dividends to preferred shareholders from net investment income	(0.08)	(0.07)	(0.06)	(0.06)	(0.06)	(0.05)

Total from investment operations	0.37	1.40	(0.75)	0.34	0.94	1.47

Less distributions to common shareholders from:
Net investment income	(0.43)	(0.57)	(0.74)	(0.83)	(0.88)	(0.99)
Tax return of capital	(0.53)	(0.36)	—	—	—	—

Total distributions.	(0.96)	(0.93)	(0.74)	(0.83)	(0.88)	(0.99)

Repurchase of shares	—	0.06	—	—	—	—

Net asset value, end of year	$12.32	$12.91	$12.38	$13.87	$14.36	$14.30

Market value, end of year[c]	$11.83	$11.97	$11.34	$12.17	$13.05	$14.82

Total return (based on market value per share)[d]	7.08%	14.07%	(0.44)%	(0.35)%	(5.85)%	13.41%

Ratios to average net assets applicable to common shares[e,f]

Expenses before waiver and payments by affiliates and expense reduction	1.25%	1.35%	1.16%	1.14%	1.12%	1.13%

Expenses net of waiver and payments by affiliates and expense reduction	1.23% [g]	1.32% [g]	1.16% [g,h]	1.14% [g,h]	1.12% [g,h]	1.13%

Net investment income	5.04%	4.83%	5.52%	5.14%	5.65%	6.44%

Supplemental data

Net assets applicable to common shares, end of period (000’s)	$278,489	$291,875	$332,132	$372,080	$385,388	$383,632
Portfolio turnover rate	168.28%	265.00%	270.16%	289.67%	318.57%	295.39%
Portfolio turnover rate excluding mortgage dollar rolls[i]	46.49%	93.00%	81.78%	92.15%	137.85%	106.42%
Asset coverage per preferred share	$72,311	$74,809	$75,991	$76,665	$78,686	$79,157
Liquidation preference per preferred share	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000

a For the period April 1, 2017 to December 31, 2017.

b Based on average daily common shares outstanding.

c Based on the last sale on the NYSE American.

d Total return is not annualized for periods less than one year.

e Based on income and expenses applicable to both common and preferred shares.

f Ratios are annualized for periods less than one year.

g Benefit of expense reduction rounds to less than 0.01%.

h Benefit of waiver and payments by affiliates rounds to less than 0.01%.

iSee Note 1(e) regarding mortgage dollar rolls.

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FRANKLIN LIMITED DURATION INCOME TRUST

Statement of Investments, December 31, 2017

	Country	Shares/ Warrants	Value
Common Stocks and Other Equity Interests 0.8%
Energy 0.8%
[a,b] CHC Group LLC	Cayman Islands	15,520	$139,680
[a] Energy XXI Gulf Coast Inc.	United States	2,125	12,197
[a] Energy XXI Gulf Coast Inc., wts., 12/30/21	United States	5,004	150
[a] Halcon Resources Corp.	United States	67,554	511,384
[a] Halcon Resources Corp., wts., 9/09/20	United States	6,408	4,550
[a] Linn Energy Inc.	United States	16,107	648,307
[a] Midstates Petroleum Co. Inc.	United States	364	6,035
[a,b] Midstates Petroleum Co. Inc., wts., 4/21/20	United States	2,579	19
[a,b] Nine Point Energy LLC	United States	18,480	166,320
[a] Penn Virginia Corp.	United States	2,512	98,244
Samson Resources II LLC	United States	31,225	562,050
			2,148,936

Materials 0.0%†
[a] Verso Corp., A	United States	4,163	73,144
[a] Verso Corp., wts., 7/25/23	United States	438	88
			73,232

Transportation 0.0%†
[a] CEVA Holdings LLC	United States	112	50,463
Total Common Stocks and Other Equity Interests (Cost $4,822,702)			2,272,631

Convertible Preferred Stocks 0.2%
Energy 0.2%
[a,b,c] Nine Point Energy Holdings Inc., cvt. pfd.	United States	404	461,733
Transportation 0.0%†
[a] CEVA Holdings LLC, cvt. pfd., A-1	United States	6	3,660
[a] CEVA Holdings LLC, cvt. pfd., A-2	United States	243	109,238
			112,898
Total Convertible Preferred Stocks (Cost $747,552)			574,631

		Principal Amount*
Convertible Bonds (Cost $1,476,542) 0.4%
Energy 0.4%
CHC Group LLC/CHC Finance Ltd., cvt., secured note, zero cpn., 10/01/20	Cayman Islands	$798,131	1,025,598

Corporate Bonds 54.0%
Automobiles & Components 0.9%
Fiat Chrysler Automobiles NV, senior note, 4.50%, 4/15/20	United Kingdom	1,500,000	1,548,750
The Goodyear Tire & Rubber Co.,
senior bond, 5.00%, 5/31/26	United States	700,000	724,395
senior note, 5.125%, 11/15/23	United States	300,000	313,767
			2,586,912
Banks 2.0%
[d] Bank of America Corp., junior sub. bond, M, 8.125% to 5/15/18, FRN thereafter, Perpetual	United States	1,500,000	1,520,625
[d] Citigroup Inc., junior sub. bond, M, 6.30% to 5/15/24, FRN thereafter, Perpetual	United States	1,300,000	1,394,250
[d] JPMorgan Chase & Co., junior sub. bond, R, 6.00% to 8/01/23, FRN thereafter, Perpetual	United States	1,500,000	1,616,325

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STATEMENT OF INVESTMENTS

	Country	Principal Amount*	Value
Corporate Bonds (continued)
Banks (continued)
Royal Bank of Scotland Group PLC, sub. note, 6.125%, 12/15/22	United Kingdom	$ 1,000,000	$ 1,096,570
			5,627,770

Capital Goods 2.6%
[e] Beacon Escrow Corp., senior note, 144A, 4.875%, 11/01/25	United States	500,000	504,375
CNH Industrial Capital LLC, senior note, 3.875%, 10/15/21	United States	1,000,000	1,020,040
[e] H&E Equipment Services Inc., senior note, 144A, 5.625%, 9/01/25	United States	800,000	838,000
[e] HD Supply Inc., senior note, 144A, 5.75%, 4/15/24	United States	400,000	426,000
[e] Jeld-Wen Inc., senior note, 144A, 4.625%, 12/15/25	United States	600,000	606,000
[f] Onsite Rental Group Operations Pty. Ltd., secured note, PIK, 6.10%, 10/26/23	Australia	952,562	706,875
[e] Tennant Co., senior note, 144A, 5.625%, 5/01/25	United States	800,000	844,000
[e] Terex Corp., senior note, 144A, 5.625%, 2/01/25	United States	500,000	523,125
[e] Vertiv Group Corp., senior note, 144A, 9.25%, 10/15/24	United States	1,600,000	1,716,000
			7,184,415

Commercial & Professional Services 0.9%
[e] Multi-Color Corp., senior note, 144A, 4.875%, 11/01/25	United States	900,000	905,625
United Rentals North America Inc., senior bond, 5.875%, 9/15/26	United States	600,000	644,250
[e] West Corp., senior note, 144A, 8.50%, 10/15/25	United States	1,000,000	992,500
			2,542,375

Consumer Durables & Apparel 1.7%
Beazer Homes USA Inc., senior note, 8.75%, 3/15/22	United States	1,300,000	1,436,370
[e] Hanesbrands Inc., senior note, 144A, 4.625%, 5/15/24	United States	1,000,000	1,025,000
KB Home, senior note, 7.00%, 12/15/21	United States	1,100,000	1,226,500
[e] Taylor Morrison Communities Inc./Taylor Morrison Holdings II Inc., senior note, 144A, 5.875%, 4/15/23	United States	1,000,000	1,061,250
			4,749,120

Consumer Services 3.8%
[e] 1011778 BC ULC/New Red Finance Inc., senior secured note, first lien, 144A, 4.25%, 5/15/24	Canada	800,000	800,000
[e] 24 Hour Holdings III LLC, senior note, 144A, 8.00%, 6/01/22	United States	1,000,000	982,500
[e] Ascend Learning LLC, senior note, 144A, 6.875%, 8/01/25	United States	500,000	517,500
[e] International Game Technology PLC, senior note, 144A, 5.625%, 2/15/20	United States	1,500,000	1,569,375
[e] Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., senior secured note, first lien, 144A, 6.75%, 11/15/21	United States	1,400,000	1,477,000
[e] KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, senior note, 144A, 5.00%, 6/01/24	United States	1,400,000	1,447,250
MGM Resorts International, senior note, 8.625%, 2/01/19	United States	1,000,000	1,065,000
[e] Silversea Cruise Finance Ltd., senior secured note, first lien, 144A, 7.25%, 2/01/25	United States	600,000	649,500
[e] Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., senior bond, 144A, 5.50%, 3/01/25	United States	900,000	929,250
[e] Wynn Macau Ltd., senior note, 144A, 4.875%, 10/01/24	Macau	1,200,000	1,209,954
			10,647,329
Diversified Financials 2.3%
Aircastle Ltd., senior note, 4.125%, 5/01/24	United States	700,000	712,250
[e] FirstCash Inc., senior note, 144A, 5.375%, 6/01/24	United States	900,000	942,750
[e] Five Point Operating Co. LP/Five Point Capital Corp., senior note, 144A, 7.875%, 11/15/25	United States	1,000,000	1,020,000
[e] Lincoln Finance Ltd., senior secured note, 144A, 7.375%, 4/15/21	Netherlands	1,000,000	1,046,250

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FRANKLIN LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS

	Country	Principal Amount*	Value
Corporate Bonds (continued)
Diversified Financials (continued)
Navient Corp.,
senior note, 5.00%, 10/26/20	United States	$200,000	$203,250
senior note, 5.875%, 3/25/21	United States	200,000	207,250
senior note, 6.625%, 7/26/21	United States	700,000	740,250
senior note, 6.50%, 6/15/22	United States	200,000	210,050
senior note, 7.25%, 9/25/23	United States	1,100,000	1,177,000

			6,259,050
Energy 6.3%
[b,g] BreitBurn Energy Partners LP/BreitBurn Finance Corp., senior bond, 7.875%, 4/15/22	United States	500,000	1,850
California Resources Corp.,
[e] secured note, second lien, 144A, 8.00%, 12/15/22	United States	924,000	765,765
senior note, 5.50%, 9/15/21	United States	37,000	33,485
Calumet Specialty Products Partners LP/Calumet Finance Corp.,
senior note, 7.75%, 4/15/23	United States	1,000,000	1,010,000
[e] senior note, 144A, 11.50%, 1/15/21	United States	500,000	568,750
Cheniere Corpus Christi Holdings LLC,
senior secured note, first lien, 7.00%, 6/30/24	United States	700,000	798,000
senior secured note, first lien, 5.875%, 3/31/25	United States	600,000	651,375
[e] Cheniere Energy Partners LP, senior secured note, first lien, 144A, 5.25%, 10/01/25	United States	1,000,000	1,020,000
CONSOL Energy Inc.,
senior note, 5.875%, 4/15/22	United States	500,000	513,125
senior note, 8.00%, 4/01/23	United States	700,000	752,150
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., senior note, 6.25%, 4/01/23	United States	1,500,000	1,566,300
CSI Compressco LP/CSI Compressco Finance Inc., senior note, 7.25%, 8/15/22	United States	400,000	379,000
Energy Transfer Equity LP, senior note, first lien, 7.50%, 10/15/20	United States	1,500,000	1,653,750
[e,f] EnQuest PLC, senior note, 144A, PIK, 7.00%, 10/15/23	United Kingdom	1,108,964	797,028
Ferrellgas LP/Ferrellgas Finance Corp., senior note, 6.75%, 6/15/23	United States	800,000	738,000
Martin Midstream Partners LP/Martin Midstream Finance Corp., senior note, 7.25%, 2/15/21	United States	900,000	913,500
[e] Murray Energy Corp., secured note, second lien, 144A, 11.25%, 4/15/21	United States	800,000	414,000
QEP Resources Inc., senior bond, 5.25%, 5/01/23	United States	500,000	508,430
Sanchez Energy Corp.,
senior note, 7.75%, 6/15/21	United States	900,000	850,500
senior note, 6.125%, 1/15/23	United States	300,000	255,750
Weatherford International Ltd.,
senior note, 5.125%, 9/15/20	United States	400,000	400,480
senior note, 7.75%, 6/15/21	United States	1,000,000	1,023,125
senior note, 4.50%, 4/15/22	United States	400,000	364,000
WPX Energy Inc., senior note, 7.50%, 8/01/20	United States	1,500,000	1,631,250

			17,609,613

Food, Beverage & Tobacco 1.9%
B&G Foods Inc., senior note, 5.25%, 4/01/25	United States	1,000,000	1,019,650
Constellation Brands Inc.,
senior note, 3.875%, 11/15/19	United States	900,000	924,711
senior note, 4.75%, 12/01/25	United States	200,000	220,042

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FRANKLIN LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS

	Country	Principal Amount*	Value
Corporate Bonds (continued)
Food, Beverage & Tobacco (continued)
[e] Cott Holdings Inc., senior note, 144A, 5.50%, 4/01/25	Canada	$1,500,000	$1,546,875
[e] Lamb Weston Holdings Inc., senior note, 144A, 4.625%, 11/01/24	United States	1,100,000	1,138,500
[e] Post Holdings Inc., senior note, 144A, 5.50%, 3/01/25	United States	400,000	415,000

			5,264,778

Health Care Equipment & Services 3.3%
[e] Avantor Inc., senior secured note, first lien, 144A, 6.00%, 10/01/24	United States	600,000	599,250
[e] Catalent Pharma Solutions Inc., senior note, 144A, 4.875%, 1/15/26	United States	1,200,000	1,207,500
CHS/Community Health Systems Inc.,
senior note, 7.125%, 7/15/20	United States	900,000	677,250
senior secured note, first lien, 6.25%, 3/31/23	United States	700,000	633,500
[e] Envision Healthcare Corp., senior note, 144A, 6.25%, 12/01/24	United States	500,000	517,500
HCA Inc.,
senior bond, 5.875%, 5/01/23	United States	900,000	963,000
senior note, 7.50%, 2/15/22	United States	500,000	563,750
senior secured bond, first lien, 5.875%, 3/15/22	United States	1,000,000	1,072,500
[e] MPH Acquisition Holdings LLC, senior note, 144A, 7.125%, 6/01/24	United States	1,300,000	1,387,750
Tenet Healthcare Corp.,
senior note, 5.50%, 3/01/19	United States	900,000	918,000
senior secured note, first lien, 6.00%, 10/01/20	United States	500,000	530,525

			9,070,525

Materials 8.8%
[f] ARD Finance SA, secured note, PIK, 7.125%, 9/15/23	Luxembourg	600,000	630,000
[e] Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc.,
senior note, 144A, 4.25%, 9/15/22	Luxembourg	300,000	305,625
senior note, 144A, 6.00%, 2/15/25	Luxembourg	500,000	527,500
[e] BlueScope Steel Ltd./BlueScope Steel Finance, senior note, 144A, 6.50%, 5/15/21	Australia	1,500,000	1,560,960
[e] BWAY Holding Co., secured note, 144A, 5.50%, 4/15/24	United States	1,500,000	1,563,750
[e] Cemex SAB de CV, senior secured bond, 144A, 7.75%, 4/16/26	Mexico	400,000	454,712
The Chemours Co., senior note, 6.625%, 5/15/23	United States	1,500,000	1,593,750
[e] CVR Partners LP/CVR Nitrogen Finance Corp., secured note, second lien, 144A, 9.25%, 6/15/23	United States	500,000	540,000
[e] Eldorado Gold Corp., senior note, 144A, 6.125%, 12/15/20	Canada	800,000	794,000
[e] First Quantum Minerals Ltd.,
senior note, 144A, 7.00%, 2/15/21	Zambia	961,000	999,440
senior note, 144A, 7.25%, 4/01/23	Zambia	500,000	540,000
[e] FMG Resources (August 2006) Pty. Ltd., senior note, 144A, 4.75%, 5/15/22	Australia	700,000	709,919
[e] Grinding Media Inc./MC Grinding Media Canada Inc., senior secured note, 144A, 7.375%, 12/15/23	United States	800,000	860,960
[e] HudBay Minerals Inc., senior note, 144A, 7.25%, 1/15/23	Canada	400,000	426,000
[e] New Gold Inc., senior note, 144A, 6.375%, 5/15/25	Canada	600,000	637,500
[e] Northwest Acquisitions ULC/Dominion Finco Inc., secured note, second lien, 144A, 7.125%, 11/01/22	United States	300,000	310,500
[e] Novelis Corp., senior note, 144A, 6.25%, 8/15/24	United States	1,300,000	1,365,000
[e] Owens-Brockway Glass Container Inc.,
senior note, 144A, 5.00%, 1/15/22	United States	900,000	934,875
senior note, 144A, 5.875%, 8/15/23	United States	400,000	431,750

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FRANKLIN LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS

	Country	Principal Amount*	Value
Corporate Bonds (continued)
Materials (continued)
[e] Petra Diamonds U.S. Treasury PLC, secured note, second lien, 144A, 7.25%, 5/01/22	South Africa	$700,000	$712,327
[e] Plastipak Holdings Inc., senior note, 144A, 6.25%, 10/15/25	United States	1,000,000	1,032,500
[e] Platform Specialty Products Corp., senior note, 144A, 6.50%, 2/01/22	United States	600,000	621,000
[e] Rain CII Carbon LLC/CII Carbon Corp., secured note, second lien, 144A, 8.25%, 1/15/21	United States	600,000	612,810
[e] Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA,
senior note, 144A, 7.00%, 7/15/24	United States	100,000	107,287
senior secured note, first lien, 144A, 5.125%, 7/15/23	United States	400,000	414,500
[h] senior secured note, first lien, 144A, FRN, 4.859%, (3-month USD LIBOR + 3.50%), 7/15/21	United States	400,000	407,000
[e] Sealed Air Corp.,
senior bond, 144A, 5.125%, 12/01/24	United States	500,000	537,500
senior bond, 144A, 5.50%, 9/15/25	United States	600,000	655,500
Steel Dynamics Inc., senior note, 5.125%, 10/01/21	United States	1,500,000	1,541,250
Summit Materials LLC/Summit Materials Finance Corp., senior note, 8.50%, 4/15/22	United States	1,200,000	1,335,000
[e] SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., senior note, 144A, 7.50%, 6/15/25	United States	1,300,000	1,365,000

			24,527,915

Media 5.0%
[e] Altice Luxembourg SA, senior secured note, 144A, 7.75%, 5/15/22	Luxembourg	1,200,000	1,177,500
[e] Altice U.S. Finance I Corp., senior secured bond, 144A, 5.50%, 5/15/26	United States	1,000,000	1,021,250
AMC Networks Inc., senior note, 5.00%, 4/01/24	United States	1,000,000	1,015,000
CCO Holdings LLC/CCO Holdings Capital Corp.,
senior bond, 5.25%, 9/30/22	United States	1,500,000	1,540,313
[e] senior note, 144A, 5.125%, 5/01/23	United States	500,000	511,250
Clear Channel Worldwide Holdings Inc.,
senior note, 6.50%, 11/15/22	United States	700,000	714,875
senior sub. note, 7.625%, 3/15/20	United States	800,000	787,000
CSC Holdings LLC,
senior note, 6.75%, 11/15/21	United States	1,000,000	1,075,000
senior note, 5.25%, 6/01/24	United States	500,000	491,250
iHeartCommunications Inc., senior secured bond, first lien, 9.00%, 3/01/21	United States	1,500,000	1,080,000
[e] Nexstar Broadcasting Inc., senior note, 144A, 5.625%, 8/01/24	United States	500,000	517,500
[e] Radio One Inc., senior sub. note, 144A, 9.25%, 2/15/20	United States	600,000	567,000
[e] Virgin Media Secured Finance PLC,
senior secured bond, first lien, 144A, 5.50%, 1/15/25	United Kingdom	1,100,000	1,133,000
senior secured bond, first lien, 144A, 5.50%, 8/15/26	United Kingdom	400,000	411,000
[e] WMG Acquisition Corp.,
secured note, first lien, 144A, 5.00%, 8/01/23	United States	100,000	103,875
senior note, 144A, 5.625%, 4/15/22	United States	1,806,000	1,866,952

			14,012,765

Pharmaceuticals, Biotechnology & Life Sciences 2.3%
[e] Concordia International Corp.,
[g] senior note, 144A, 7.00%, 4/15/23	Canada	900,000	85,500
senior secured note, first lien, 144A, 9.00%, 4/01/22	Canada	500,000	430,000
[e] Endo DAC/Endo Finance LLC/Endo Finco Inc.,
senior bond, 144A, 6.00%, 2/01/25	United States	1,000,000	780,000
senior note, 144A, 6.00%, 7/15/23	United States	500,000	395,000
Horizon Pharma Inc., senior note, 6.625%, 5/01/23	United States	1,200,000	1,200,000

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FRANKLIN LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS

	Country	Principal Amount*	Value
Corporate Bonds (continued)
Pharmaceuticals, Biotechnology & Life Sciences (continued)
[e] Jaguar Holding Co. II/Pharmaceutical Product Development LLC, senior note, 144A, 6.375%, 8/01/23	United States	$1,200,000	$1,215,000
[e] Valeant Pharmaceuticals International Inc.,
senior note, 144A, 5.375%, 3/15/20	United States	500,000	503,125
senior note, 144A, 5.625%, 12/01/21	United States	500,000	490,625
senior secured note, first lien, 144A, 6.50%, 3/15/22	United States	200,000	210,500
[e] Valeant Pharmaceuticals International, senior note, 144A, 6.375%, 10/15/20	United States	1,000,000	1,012,500

			6,322,250

Real Estate 1.0%
Equinix Inc., senior bond, 5.875%, 1/15/26	United States	300,000	322,875
MPT Operating Partnership LP/MPT Finance Corp.,
senior bond, 5.25%, 8/01/26	United States	300,000	312,000
senior note, 6.375%, 3/01/24	United States	700,000	743,750
[e] SBA Communications Corp., senior note, 144A, 4.00%, 10/01/22	United States	1,400,000	1,408,750

			2,787,375

Retailing 1.4%
Dollar Tree Inc., senior note, 5.25%, 3/01/20	United States	400,000	407,170
Netflix Inc., senior note, 5.50%, 2/15/22	United States	1,500,000	1,584,375
Penske Automotive Group Inc., senior sub. note, 3.75%, 8/15/20	United States	1,400,000	1,429,750
[e] PetSmart Inc., senior note, 144A, 7.125%, 3/15/23	United States	700,000	418,250

			3,839,545

Semiconductors & Semiconductor Equipment 0.4%
[e] Microsemi Corp., senior note, 144A, 9.125%, 4/15/23	United States	313,000	352,908
Qorvo Inc., senior note, 6.75%, 12/01/23	United States	700,000	755,125

			1,108,033

Software & Services 2.2%
[e] CyrusOne LP/CyrusOne Finance Corp., senior note, 144A, 5,00%, 3/15/24	United States	1,300,000	1,352,000
[e] First Data Corp.,
secured note, first lien, 144A, 5.00%, 1/15/24	United States	1,700,000	1,755,250
senior note, 144A, 7.00%, 12/01/23	United States	500,000	530,000
Infor (U.S.) Inc., senior note, 6.50%, 5/15/22	United States	1,800,000	1,872,000
[e] Symantec Corp., senior note, 144A, 5.00%, 4/15/25	United States	600,000	625,500

			6,134,750

Technology Hardware & Equipment 1.5%
[e] Blackboard Inc., secured note, second lien, 144A, 9.75%, 10/15/21	United States	1,538,000	1,409,193
[e] Dell International LLC/EMC Corp., senior note, 144A, 5.875%, 6/15/21	United States	400,000	416,000
[e] Itron Inc., senior note, 144A, 5.00%, 1/15/26	United States	900,000	905,625
[e] Tempo Acquisition LLC/Tempo Acquisition Finance Corp., senior note, 144A, 6.75%, 6/01/25	United States	800,000	816,000
[e] TTM Technologies Inc., senior note, 144A, 5.625%, 10/01/25	United States	500,000	513,750

			4,060,568

Telecommunication Services 2.3%
[e] Block Communications Inc., senior note, 144A, 6.875%, 2/15/25	United States	300,000	315,750
CenturyLink Inc., senior bond, 5.625%, 4/01/25	United States	400,000	365,500
[e] Digicel Group Ltd., senior note, 144A, 8.25%, 9/30/20	Bermuda	1,200,000	1,186,278
[e] Digicel Ltd., senior note, 144A, 6.00%, 4/15/21	Bermuda	700,000	691,859
[e] Sprint Communications Inc.,
senior note, 144A, 9.00%, 11/15/18	United States	148,000	155,970
senior note, 144A, 7.00%, 3/01/20	United States	600,000	643,500

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FRANKLIN LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS

	Country	Principal Amount*	Value
Corporate Bonds (continued)
Telecommunication Services (continued)
Sprint Corp.,
senior bond, 7.125%, 6/15/24	United States	$300,000	$306,000
senior note, 7.25%, 9/15/21	United States	500,000	530,625
T-Mobile USA Inc.,
senior bond, 6.50%, 1/15/24	United States	500,000	531,250
senior note, 6.125%, 1/15/22	United States	1,000,000	1,034,000
senior note, 4.00%, 4/15/22	United States	700,000	719,687
			6,480,419

Transportation 0.8%
[e] DAE Funding LLC,
senior note, 144A, 4.00%, 8/01/20	United Arab Emirates	800,000	812,000
senior note, 144A, 4.50%, 8/01/22	United Arab Emirates	400,000	394,000
[e] Park Aerospace Holdings Ltd., senior note, 144A, 5.25%, 8/15/22	Ireland	1,100,000	1,089,011
			2,295,011

Utilities 2.6%
Calpine Corp., senior note, 5.375%, 1/15/23	United States	1,500,000	1,466,250
Dynegy Inc., senior note, 6.75%, 11/01/19	United States	1,128,000	1,161,840
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp., senior note, 8.625%, 6/15/20	United States	500,000	428,750
[e] InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	1,500,000	1,460,947
NRG Yield Operating LLC,
senior bond, 5.375%, 8/15/24	United States	500,000	520,000
senior bond, 5.00%, 9/15/26	United States	1,000,000	1,020,000
Talen Energy Supply LLC, senior note, 6.50%, 6/01/25	United States	1,500,000	1,222,500
			7,280,287

Total Corporate Bonds (Cost $148,798,485)			150,390,805

[h,i] Senior Floating Rate Interests 52.1%
Capital Goods 3.5%
Doncasters U.S. Finance LLC, Term B Loans, 5.193%, (LIBOR + 3.50%), 4/09/20	United States	1,950,107	1,893,228
Flying Fortress Inc. (ILFC), New Loan, 3.693%, (LIBOR + 2.00%), 10/30/22	Luxembourg	1,629,859	1,641,064
Harsco Corp., Term B-1 Loan, 4.375%, (LIBOR + 3.00%), 12/10/24	United States	444,740	450,855
[j] Leidos Innovations Corp., Term Loan B, 3.625%, (LIBOR + 2.00%), 8/16/23	United States	1,427,154	1,441,782
Mueller Water Products Inc., Loans, 4.069% - 4.193%, (LIBOR + 2.50%), 11/26/21	United States	344,772	347,502
Navistar Inc., Tranche B Term Loan, 4.90%, (LIBOR + 3.50%), 11/06/24	United States	3,155,929	3,174,669
Onsite Rental Group Operations Property Ltd., Term Loan, 6.052%, (LIBOR + 4.50%), 10/25/22	Australia	696,716	689,748
			9,638,848

Commercial & Professional Services 0.8%
Conduent Business Services LLC, Delayed Draw Term A Loan, 3.819%, (LIBOR + 2.25%), 12/07/21	United States	1,000,000	1,002,500
Ventia Pty. Ltd., Term B Loans (USD), 5.193%, (LIBOR + 3.50%), 5/21/22	Australia	1,325,692	1,345,577
			2,348,077

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FRANKLIN LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS

	Country	Principal Amount*	Value
[h,i] Senior Floating Rate Interests (continued)
Consumer Services 4.5%
24 Hour Fitness Worldwide Inc., Term Loan, 5.443%, (LIBOR + 3.75%), 5/28/21	United States	$1,930,000	$1,932,814
Avis Budget Car Rental LLC, Tranche B Term Loan, 3.70%, (LIBOR + 2.00%), 3/15/22	United States	2,067,993	2,070,793
Eldorado Resorts Inc., Initial Term Loan, 3.688% - 3.813%, (LIBOR + 2.25%), 4/17/24	United States	1,909,919	1,914,098
Fitness International LLC, Term A Loan, 4.60%, (LIBOR + 3.25%), 4/01/20	United States	1,818,881	1,822,861
Hilton Worldwide Finance LLC, Series B-2 Term Loans, 3.552%, (LIBOR + 2.00%), 10/25/23	United States	1,980,025	1,992,175
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, Term B Loans, 3.491%, (LIBOR + 2.00%), 6/16/23	United States	1,720,980	1,733,169
Las Vegas Sands LLC, Term B Loans, 3.569%, (LIBOR + 2.00%), 3/29/24	United States	130,638	131,473
Sabre GLBL Inc., 2017 Other Term A Loans, 3.569%, (LIBOR + 2.00%), 7/01/22	United States	964,728	968,949

			12,566,332

Diversified Financials 0.7%
Finco I LLC, Initial Term Loans, 4.319%, (LIBOR + 2.75%), 6/14/22	United States	2,000,000	2,026,250
Energy 0.7%
OSG Bulk Ships Inc., Initial Term Loan, 5.65%, (LIBOR + 4.25%), 8/05/19	United States	2,035,947	1,974,869
Food, Beverage & Tobacco 3.7%
American Seafoods Group LLC, Tranche B Term Loan, 4.62% - 6.75%, (Prime + 2.25%), 8/21/23	United States	2,000,000	2,025,000
JBS USA LUX SA, New Initial Term Loans, 4.10%, (LIBOR + 2.50%), 10/30/22	United States	2,999,381	2,949,141
[j] Pinnacle Foods Finance LLC, Initial Term Loans, 3.372%, (LIBOR + 2.00%), 2/03/24	United States	2,147,340	2,147,684
[j] Post Holdings Inc., Series A Incremental Term Loan, 3.82%, (LIBOR + 2.25%), 5/24/24	United States	3,184,794	3,199,390

			10,321,215

Health Care Equipment & Services 2.9%
Envision Healthcare Corp., Initial Term Loans, 4.57%, (LIBOR + 3.00%), 12/01/23	United States	1,635,310	1,641,442
Mallinckrodt International Finance SA/CB LLC, 2017 Term B Loans, 4.443%, (LIBOR + 2.75%), 9/24/24	United States	1,985,000	1,985,552
Quintiles IMS Inc., Term B-1 Dollar Loans, 3.693%, (LIBOR + 2.00%), 3/07/24	United States	1,994,962	2,005,873
U.S. Renal Care Inc., Initial Term Loan, 5.943%, (LIBOR + 4.25%), 12/31/22	United States	2,481,013	2,450,620

			8,083,487

Household & Personal Products 1.3%
FGI Operating Co. LLC, Term B Loans, 5.819%, (LIBOR + 4.25%), 4/19/19	United States	1,976,030	1,116,457
Spectrum Brands Inc., USD Term Loans, 3.397% - 3.623%, (LIBOR + 2.00%), 6/23/22	United States	2,407,933	2,424,078

			3,540,535

Materials 4.4%
Ashland LLC, Term B Loan, 3.569% - 3.574%, (LIBOR + 2.00%), 5/17/24	United States	540,492	544,124
Axalta Coating Systems U.S. Holdings Inc., Term B-2 Dollar Loans, 3.693%, (LIBOR + 2.00%), 6/01/24	United States	1,832,548	1,842,335
Chemours Co., Tranche B-1 US Term Loans, 4.07%, (LIBOR + 2.50%), 5/12/22	United States	2,135,678	2,156,144
Cyanco Intermediate Corp., Initial Term Loan, 6.069%, (LIBOR + 4.50%), 5/01/20	United States	1,810,367	1,837,522
Ineos U.S. Finance LLC, 2024 Dollar Term Loan, 3.35%, (LIBOR + 2.00%), 3/31/24	United States	1,484,534	1,488,348

franklintempleton.com	Annual Report	15

FRANKLIN LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS

	Country	Principal Amount*	Value
[h,i] Senior Floating Rate Interests (continued)
Materials (continued)
KMG Chemicals Inc., Initial Term Loan, 4.319%, (LIBOR + 2.75%), 6/15/24	United States	$296,567	$298,050
OCI Beaumont LLC, Term B-3 Loan, 8.172%, (LIBOR + 6.75%), 8/20/19	United States	1,214,448	1,232,926
Oxbow Carbon LLC,
Tranche B Term Loan, 7.00%, (Prime + 2.50%), 1/17/20	United States	620,495	621,271
[j,k] Tranche B Term Loan, TBD, 1/05/23	United States	2,160,000	2,177,550
			12,198,270

Media 7.4%
AMC Entertainment Holdings Inc., Incremental Term Loans, 3.727%, (LIBOR + 2.25%), 12/15/23	United States	596,969	598,461
[j,k] Charter Communications Operating LLC, Term Loan A-2, TBD, 3/31/23	United States	2,336,527	2,337,256
CSC Holdings LLC, March 2017 Incremental Term Loans, 3.741%, (LIBOR + 2.25%), 7/17/25	United States	2,592,623	2,585,494
Gray Television Inc., Term B-2 Loan, 3.611%, (LIBOR + 2.25%), 2/07/24	United States	2,742,372	2,762,449
Lions Gate Entertainment Corp., Term A Loan, 3.569%, (LIBOR + 2.00%), 12/08/21	United States	2,870,357	2,877,533
Live Nation Entertainment Inc., Term B-3 Loans, 3.875%, (LIBOR + 2.25%), 10/21/23	United States	840,514	845,898
MCC Iowa LLC (Mediacom Broadband), Tranche M Term Loan, 3.49%, (LIBOR + 2.00%), 1/25/25	United States	1,744,707	1,751,794
Mediacom Illinois LLC, Tranche K Term Loan, 3.74%, (LIBOR + 2.25%), 2/15/24	United States	1,131,450	1,136,400
Mission Broadcasting Inc., Term Loan B-2, 3.861%, (LIBOR + 2.50%), 1/17/24	United States	68,330	68,629
Nexstar Broadcasting Inc., Term Loan B-2, 3.861%, (LIBOR + 2.50%), 1/17/24	United States	541,267	543,635
Regal Cinemas Corp., Term Loan, 3.569%, (LIBOR + 2.00%), 4/01/22	United States	3,011,078	3,017,666
Sinclair Television Group Inc., Tranche B Term Loans, 3.82%, (LIBOR + 2.25%), 1/03/24	United States	1,985,989	1,988,958
			20,514,173

Pharmaceuticals, Biotechnology & Life Sciences 4.4%
Endo Luxembourg Finance Co. I S.A.R.L. and Endo LLC, Initial Term Loans, 5.875%, (LIBOR + 4.25%), 4/29/24	United States	1,990,000	2,005,102
Grifols Worldwide Operations USA Inc., Tranche B Term Loan, 3.739%, (LIBOR + 2.25%), 1/31/25	United States	1,736,264	1,742,324
Horizon Pharma Inc., Third Amendment Refinancing Term Loan, 4.75%, (LIBOR + 3.25%), 3/29/24	United States	2,138,620	2,150,205
Innoviva Inc., Initial Term Loan, 5.936%, (LIBOR + 4.50%), 8/18/22	United States	1,950,000	1,964,625
RPI Finance Trust, Term A-3 Loan, 3.443%, (LIBOR + 1.75%), 10/14/21	United States	1,182,466	1,184,683
Syneos Health Inc., Initial Term B Loans, 3.819%, (LIBOR + 2.25%), 8/01/24	United States	1,819,834	1,825,065
Valeant Pharmaceuticals International Inc., Series F Tranche B Term Loan, 4.94%, (LIBOR + 3.50%), 4/01/22	United States	1,407,739	1,430,363
			12,302,367

Retailing 4.6%
Ascena Retail Group Inc., Tranche B Term Loan, 6.125%, (LIBOR + 4.50%), 8/21/22	United States	3,643,595	3,037,848
Evergreen AcqCo. 1 LP (Savers), Term Loan, 5.113%, (LIBOR + 3.75%), 7/09/19	United States	2,778,787	2,622,480
Harbor Freight Tools USA Inc., Term Loan B, 4.819%, (LIBOR + 3.25%), 8/16/23	United States	1,999,787	2,015,567
Jo-Ann Stores Inc., Initial Loans, 6.551%, (LIBOR + 5.00%), 10/23/23	United States	3,000,000	2,897,814
PetSmart Inc., Tranche B-2 Loans, 4.57%, (LIBOR + 3.00%), 3/11/22	United States	2,922,947	2,355,714
			12,929,423

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STATEMENT OF INVESTMENTS

	Country	Principal Amount*	Value
[h,i] Senior Floating Rate Interests (continued)
Semiconductors & Semiconductor Equipment 1.6%
MACOM Technology Solutions Holdings Inc., Initial Term Loans, 3.802%, (LIBOR + 2.25%), 5/17/24	United States	$2,624,264	$2,623,718
MKS Instruments Inc., Tranche B-3 Term Loans, 3.569%, (LIBOR + 2.00%), 4/29/23	United States	301,963	305,172
ON Semiconductor Corp., 2017 Replacement Term B-2 Loans, 3.569%, (LIBOR + 2.00%), 3/31/23	United States	1,466,188	1,474,894
			4,403,784

Software & Services 1.8%
Global Payments Inc., Term A-2 Loan, 3.319%, (LIBOR + 1.75%), 5/02/22	United States	1,348,046	1,349,099
Rackspace Hosting Inc., 2017 Refinancing Term B Loans, 4.385%, (LIBOR + 3.00%), 11/03/23	United States	2,031,509	2,033,348
Sungard Availability Services Capital Inc., 2019 Tranche B Term Loan, 6.569%, (LIBOR + 5.00%), 3/29/19	United States	1,745,065	1,683,988
			5,066,435

Technology Hardware & Equipment 2.1%
Ciena Corp., Refinancing Term Loan, 4.001%, (LIBOR + 2.50%), 1/28/22	United States	2,351,885	2,363,644
Commscope Inc., Tranche 5 Term Loans, 3.38% - 3.569%, (LIBOR + 2.00%), 12/29/22	United States	1,731,637	1,743,902
Western Digital Corp., U.S. Term B-3 Loan, 3.569%, (LIBOR + 2.00%), 4/29/23	United States	1,712,529	1,721,448
			5,828,994

Telecommunication Services 0.2%
Consolidated Communications Inc., Initial Term Loan, 4.57%, (LIBOR + 3.00%), 10/05/23	United States	526,270	519,231

Transportation 4.4%
Air Canada, Term Loan, 3.745%, (LIBOR + 2.25%), 10/06/23	Canada	3,002,868	3,022,572
American Airlines Inc., 2017 Class B Term Loans, 3.569%, (LIBOR + 2.00%), 4/28/23	United States	1,739,644	1,739,102
Delos Finance SARL (ILFC), New Loan, 3.693%, (LIBOR + 2.00%), 10/06/23	Luxembourg	2,500,000	2,523,215
The Hertz Corp., Tranche B-1 Term Loan, 5.45%, (LIBOR + 3.75%), 6/30/23	United States	2,993,436	2,990,942
XPO Logistics Inc., Loans, 3.599%, (LIBOR + 2.25%), 11/01/21	United States	1,867,306	1,880,880
			12,156,711

Utilities 3.1%
EFS Cogen Holdings I LLC (Linden), Term B Advance, 4.95%, (LIBOR + 3.25%), 6/28/23	United States	2,378,084	2,405,332
Lightstone Holdco LLC,
Initial Term B Loan, 6.069%, (LIBOR + 4.50%), 1/30/24	United States	2,743,223	2,758,824
Initial Term C Loan, 6.069%, (LIBOR + 4.50%), 1/30/24	United States	174,187	175,178
NRG Energy Inc., Term Loans, 3.943%, (LIBOR + 2.25%), 6/30/23	United States	3,432,057	3,437,915
			8,777,249
Total Senior Floating Rate Interests (Cost $146,721,816)			145,196,250

Commercial Mortgage-Backed Securities 5.8%
Banks 2.7%
Banc of America Commercial Mortgage Trust, 2006-4, AJ, 5.695%, 7/10/46	United States	147,280	147,844
[l] Bear Stearns ARM Trust, 2004-4, A6, FRN, 3.551%, 6/25/34	United States	514,588	524,807
Citigroup Commercial Mortgage Trust,
2006-C5, AJ, 5.482%, 10/15/49	United States	418,266	390,299
2015-GC27, A5, 3.137%, 2/10/48	United States	1,520,000	1,534,415

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FRANKLIN LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS

	Country	Principal Amount*	Value
Commercial Mortgage-Backed Securities (continued)
Banks (continued)
[l] Commercial Mortgage Trust, 2006-GG7, AJ, FRN, 5.767%, 7/10/38	United States	$865,000	$811,577
CSAIL Commercial Mortgage Trust, 2015-C1, A4, 3.505%, 4/15/50	United States	1,410,000	1,454,064
JPMBB Commercial Mortgage Securities Trust, 2015-C28, A4, 3.227%, 10/15/48	United States	1,410,000	1,429,880
[m] Merrill Lynch Mortgage Investors Trust.
[n] 2003-OPT1, B2, FRN, 5.677%, (1-month USD LIBOR + 4.125%), 7/25/34	United States	33,301	10,494
2005-A6, 2A3, FRN, 1.932%, (1-month USD LIBOR + 0.38%), 8/25/35	United States	226,425	224,563
[m] Morgan Stanley ABS Capital I Inc. Trust, 2003-NC10, B1, FRN, 6.502%, (1-month USD LIBOR + 4.95%), 10/25/33	United States	350,442	363,016
[l] Morgan Stanley Capital I Trust, 2007-IQ16, AMA, FRN, 6.122%, 12/12/49	United States	12,620	12,613
Wells Fargo Commercial Mortgage Trust, 2014-LC16, A4, 3.548%, 8/15/50	United States	550,000	569,151

			7,472,723

Diversified Financials 3.1%
[m] Argent Securities Inc., 2003-W5, M4, FRN, 7.177%, (1-month USD LIBOR + 5.625%), 10/25/33	United States	193,556	197,869
[e,l] BCAP LLC Trust, 2009-RR1, 2A2, 144A, FRN, 3.459%, 5/26/35	United States	1,569,826	1,521,686
[m] Chase Funding Trust, 2004-2, 2A2, FRN, 2.052%, (1-month USD LIBOR + 0.50%), 2/26/35	United States	456,519	444,621
[m] FHLMC Structured Agency Credit Risk Debt Notes,
2014-DN1, M2, FRN, 3.752%, (1-month USD LIBOR + 2.20%), 2/25/24	United States	1,938,440	1,997,441
2014-HQ2, M2, FRN, 3.752%, (1-month USD LIBOR + 2.20%), 9/25/24	United States	858,594	886,097
2015-HQ1, M2, FRN, 3.752%, (1-month USD LIBOR + 2.20%), 3/25/25	United States	313,128	315,753
[m] Impac Secured Assets Trust, 2007-2, FRN, 1.802%, (1-month USD LIBOR + 0.25%), 4/25/37	United States	233,958	232,029
[e,m] Invitation Homes Trust, 2015-SFR1, A, 144A, FRN, 2.91%, (1-month USD LIBOR + 1.45%), 3/17/32	United States	852,354	856,988
[m] MortgageIT Trust, 2004-1, A2, FRN, 2.452%, (1-month USD LIBOR + 0.90%), 11/25/34	United States	305,735	301,133
[m] Opteum Mortgage Acceptance Corp. Trust, 2005-4, 1APT, FRN, 1.862%, (1-month USD LIBOR + 0.31%), 11/25/35	United States	399,526	394,480
[m,n] Option One Mortgage Loan Trust, 2003-6, M5, FRN, 6.502%, (1-month USD LIBOR + 4.95%), 11/25/33	United States	135,817	108,432
[m,n] Structured Asset Investment Loan Trust, 2003-BC2, M3, FRN, 6.427%, (1-month USD LIBOR + 4.875%), 4/25/33	United States	13,987	13,702
[m] Structured Asset Securities Corp., 2005-2XS, 2A2, FRN, 2.861%, (1-month USD LIBOR + 1.50%), 2/25/35	United States	283,335	279,729
[l] Thornburg Mortgage Securities Trust, 2005-1, A3, FRN, 3.189%, 4/25/45	United States	691,036	695,678
Wells Fargo Mortgage Backed Securities Trust,
[l] 2004-W, A9, FRN, 3.71%, 11/25/34	United States	204,515	209,619
2007-3, 3A1, 5.50%, 4/25/22	United States	62,745	64,136

			8,519,393

Total Commercial Mortgage-Backed Securities (Cost $15,997,153)			15,992,116

Mortgage-Backed Securities 38.1%
[o] Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.0%†
FHLMC, 3.827%, (12-month USD LIBOR +/- MBS Margin), 5/01/34	United States	87,956	92,322

Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 18.5%
FHLMC 30 Year, 3.50%, 10/01/47	United States	5,926,232	6,099,691
FHLMC Gold 15 Year, 5.00%, 12/01/23	United States	468,440	491,962
FHLMC Gold 15 Year, 5.50%, 7/01/19	United States	5,448	5,550
[p] FHLMC Gold 30 Year, 3.00%, 1/01/47	United States	6,450,000	6,454,374

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STATEMENT OF INVESTMENTS

	Country	Principal Amount*	Value
Mortgage-Backed Securities (continued)
Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate (continued)
FHLMC Gold 30 Year, 3.00%, 4/01/47	United States	$5,870,881	$5,882,525
FHLMC Gold 30 Year, 3.50%, 3/01/45	United States	47,106	48,484
[p] FHLMC Gold 30 Year, 3.50%, 1/01/47	United States	7,980,000	8,199,275
[p] FHLMC Gold 30 Year, 4.00%, 1/01/47	United States	9,935,000	10,393,780
FHLMC Gold 30 Year, 4.00%, 8/01/47	United States	11,957,036	12,515,302
FHLMC Gold 30 Year, 6.00%, 7/01/28 - 11/01/36	United States	579,794	653,692
FHLMC Gold 30 Year, 6.50%, 8/01/27 - 3/01/38	United States	327,008	362,687
FHLMC Gold 30 Year, 7.00%, 9/01/27	United States	88,358	94,692
FHLMC Gold 30 Year, 8.00%, 1/01/31	United States	7,999	8,140
FHLMC Gold 30 Year, 8.50%, 7/01/31	United States	300,084	353,703

			51,563,857

[o] Federal National Mortgage Association (FNMA) Adjustable Rate 0.2%
FNMA, 3.04% - 3.207%, (6-month USD LIBOR +/- MBS Margin), 6/01/32 - 7/01/34	United States	417,879	433,231

Federal National Mortgage Association (FNMA) Fixed Rate 13.6%
FNMA 15 Year, 3.00%, 8/01/27	United States	12,633	12,910
FNMA 15 Year, 3.50%, 1/01/21 - 1/01/26	United States	40,153	41,474
FNMA 15 Year, 5.50%, 7/01/20	United States	103,027	105,183
FNMA 15 Year, 6.50%, 7/01/20	United States	154	154
[p] FNMA 30 Year, 3.00%, 1/01/47	United States	6,450,000	6,451,794
FNMA 30 Year, 3.00%, 4/01/47	United States	1,433,785	1,435,248
[p] FNMA 30 Year, 3.50%, 1/01/47	United States	6,825,000	7,011,856
FNMA 30 Year, 3.50%, 11/01/47	United States	2,609,477	2,683,162
FNMA 30 Year, 3.50%, 1/01/45 - 7/01/56	United States	2,208,725	2,268,759
FNMA 30 Year, 4.00%, 11/01/44 - 1/01/45	United States	1,092,352	1,144,475
[p] FNMA 30 Year, 4.00%, 1/01/47	United States	8,375,000	8,763,417
FNMA 30 Year, 4.00%, 1/01/48	United States	2,200,000	2,307,881
FNMA 30 Year, 4.50%, 12/01/44	United States	778,295	829,555
FNMA 30 Year, 4.50%, 5/01/24 - 12/01/44	United States	2,044,412	2,178,543
[p] FNMA 30 Year, 4.50%, 1/01/47	United States	675,000	718,238
FNMA 30 Year, 5.00%, 5/01/38 - 7/01/39	United States	443,483	481,397
FNMA 30 Year, 5.50%, 6/01/37	United States	364,468	402,408
FNMA 30 Year, 6.00%, 4/01/33 - 6/01/38	United States	910,992	1,031,945
FNMA 30 Year, 6.50%, 8/01/32	United States	122,625	139,064
FNMA 30 Year, 7.00%, 9/01/18	United States	3,413	3,437
FNMA 30 Year, 8.00%, 10/01/29	United States	7,503	7,520

			38,018,420

Government National Mortgage Association (GNMA) Fixed Rate 5.8%
GNMA I SF 30 Year, 6.50%, 6/15/31 - 12/15/33	United States	404,650	449,210
GNMA II SF 30 Year, 3.50%, 3/20/45 - 12/20/45	United States	819,219	849,005
[p] GNMA II SF 30 Year, 3.50%, 1/01/47	United States	8,915,000	9,223,264
GNMA II SF 30 Year, 3.50%, 10/20/47	United States	5,174,847	5,360,348
GNMA II SF 30 Year, 7.00%, 1/20/24 - 1/20/29	United States	40,242	44,765
GNMA II SF 30 Year, 8.00%, 1/20/28 - 10/20/31	United States	103,805	123,135

			16,049,727

Total Mortgage-Backed Securities (Cost $106,055,023)			106,157,557

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FRANKLIN LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS

	Country	Shares	Value

Escrows and Litigation Trusts 0.0%†
[a,b] Midstates Petroleum Co. Inc./Midstates Petroleum Co. LLC, Litigation Trust	United States	800,000	$—
[a,b] NewPage Corp., Litigation Trust	United States	1,500,000	—
[a] Penn Virginia Corp., Litigation Trust	United States	300,000	1,125
[a,b] Vistra Energy Corp., Litigation Trust	United States	2,000,000	23,200

Total Escrows and Litigation Trusts (Cost $58,481)			24,325

Total Investments before Short Term Investments (Cost $424,677,754)			421,633,913

Short Term Investments (Cost $12,509,828) 4.5%

Money Market Funds 4.5%
[q,r] Institutional Fiduciary Trust Money Market Portfolio, 0.89%	United States	12,509,828	12,509,828

Total Investments (Cost $437,187,582) 155.9%			434,143,741
Preferred Shares (32.3)%			(90,000,000)
Other Assets, less Liabilities (23.6)%			(65,654,968)

Net Assets 100.0%			$278,488,773

See Abbreviations on page 33.

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 10 regarding fair value measurements.

cSee Note 9 regarding restricted securities.

dPerpetual security with no stated maturity date.

eSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2017, the aggregate value of these securities was $83,901,829, representing 30.1% of net assets.

fIncome may be received in additional securities and/or cash.

gSee Note 8 regarding defaulted securities.

hThe coupon rate shown represents the rate at period end.

iSee Note 1(f) regarding senior floating rate interests.

jA portion or all of the security purchased on a delayed delivery basis. See Note 1(c).

kA portion or all of the security represents an unsettled loan commitment. The coupon rate is to-be determined (TBD) at the time of settlement and will be based upon a reference index/floor plus a spread.

lAdjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions. The coupon rate shown represents the rate at period end.

mThe coupon rate shown represents the rate inclusive of any caps or floors, if applicable, in effect at period end.

nThe bond pays interest and/or principal based upon the issuer’s ability to pay, which may be less than the stated interest rate or principal paydown.

oAdjustable Rate Mortgage-Backed Security (ARM); the rate shown is the effective rate at period end. ARM rates are not based on a published reference rate and spread, but instead pass-through weighted average interest income inclusive of any caps or floors, if applicable, from the underlying mortgage loans in which the majority of mortgages pay interest based on the index shown at their designated reset dates plus a spread, less the applicable servicing and guaranty fee (MBS margin).

pSecurity purchased on a to-be-announced (TBA) basis. See Note 1(c).

qSee Note 4(c) regarding investments in affiliated management investment companies.

rThe rate shown is the annualized seven-day yield at period end.

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FRANKLIN LIMITED DURATION INCOME TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2017

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$424,677,754
Cost - Non-controlled affiliates (Note 4c)	12,509,828

Value - Unaffiliated issuers	$421,633,913
Value - Non-controlled affiliates (Note 4c)	12,509,828
Cash	630,161
Receivables:
Investment securities sold	92,506
Interest.	2,732,779

Total assets	437,599,187

Liabilities:
Payables:
Investment securities purchased	66,242,462
Management fees	251,200
Distributions to common shareholders	2,355,350
Distributions to preferred shareholders	67,188
Accrued expenses and other liabilities	194,214

Total liabilities	69,110,414

Preferred shares at redemption value [$25,000 liquidation preference per share (3,600 shares outstanding)](Note 3)	90,000,000

Net assets applicable to common shares	$278,488,773

Net assets applicable to common shares consist of:
Paid-in capital	$297,793,546
Distributions in excess of net investment income	(3,089,049)
Net unrealized appreciation (depreciation)	(3,043,670)
Accumulated net realized gain (loss)	(13,172,054)

Net assets applicable to common shares	$278,488,773

Common shares outstanding	22,604,126

Net asset value per common share	$12.32

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FRANKLIN LIMITED DURATION INCOME TRUST

FINANCIAL STATEMENTS

Statements of Operations

	Year Ended December 31, 2017[a]	Year Ended March 31, 2017
Investment income:
Dividends:
Unaffiliated issuers	$—	$79,460
Non-controlled affiliates (Note 4c)	67,607	17,638
Interest:
Unaffiliated issuers	13,517,959	20,933,834

Total investment income	13,585,566	21,030,932

Expenses:

Management fees (Note 4a)	2,293,265	3,533,100
Transfer agent fees	80,241	296,828
Custodian fees (Note 5)	6,012	5,004
Reports to shareholders	38,438	43,978
Professional fees	128,605	545,500
Trustees’ fees and expenses	10,760	18,499
Auction agent fees and expenses	34,331	45,313
Other	113,657	113,704

Total expenses	2,705,309	4,601,926
Expense reductions (Note 5)	(2,201)	(2,348)
Expenses waived/paid by affiliates (Note 4c)	(40,501)	(82,617)

Net expenses	2,662,607	4,516,961

Net investment income	10,922,959	16,513,971

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	626,914	(6,492,758)
Foreign currency transactions	(58,748)	(2,374,987)

Net realized gain (loss)	568,166	(8,867,745)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(1,346,632)	31,468,913
Translation of other assets and liabilities denominated in foreign currencies	(2,682)	608,139

Net change in unrealized appreciation (depreciation)	(1,349,314)	32,077,052

Net realized and unrealized gain (loss)	(781,148)	23,209,307

Net increase (decrease) in net assets resulting from operations	$10,141,811	$39,723,278

Distributions to preferred shareholders from net investment income	(1,855,476)	(1,856,851)

Net increase (decrease) in net assets applicable to common shares resulting from operations	$8,286,335	$37,866,427

[a]For the period April 1, 2017 to December 31, 2017.

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FRANKLIN LIMITED DURATION INCOME TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended December 31, 2017[a]	Year Ended March 31,
		2017	2016
Increase (decrease) in net assets:
Operations:
Net investment income	$10,922,959	$16,513,971	$19,314,915
Net realized gain (loss)	568,166	(8,867,745)	(4,929,701)
Net change in unrealized appreciation (depreciation)	(1,349,314)	32,077,052	(32,808,492)
Distributions to preferred shareholders from net investment income	(1,855,476)	(1,856,851)	(1,559,503)

Net increase (decrease) in net assets applicable to common shares resulting from operations	8,286,335	37,866,427	(19,982,781)

Distributions to common shareholders from:
Net investment income	(9,620,860)	(15,071,636)	(19,965,724)
Tax return of capital	(12,051,976)	(9,335,223)	—

Total distributions to common shareholders	(21,672,836)	(24,406,859)	(19,965,724)

Capital share transactions from - repurchase of shares (Note 2)	—	(53,715,818)	—

Net increase (decrease) in net assets	(13,386,501)	(40,256,250)	(39,948,505)
Net assets applicable to common shares:
Beginning of year	291,875,274	332,131,524	372,080,029

End of year	$278,488,773	$291,875,274	$332,131,524

Distributions in excess of net investment income included in net assets:
End of year	$(3,089,049)	$(2,905,016)	$(2,022,514)

aFor the period April 1, 2017 to December 31, 2017.

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FRANKLIN LIMITED DURATION INCOME TRUST

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Limited Duration Income Trust (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as a closed-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP).

The Fund’s fiscal year was changed to December 31. As a result, the Fund had a shortened fiscal year covering the transitional period between the Fund’s prior fiscal year end March 31, 2017 and December 31, 2017.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

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FRANKLIN LIMITED DURATION INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a Delayed Delivery and TBA Basis

The Fund purchases securities on a delayed delivery and to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and

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NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies (continued)

d. Derivative Financial Instruments (continued)

Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statements of Operations.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 10 regarding other derivative information.

e. Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution where the Fund sells (or buys) mortgage-backed securities for delivery on a specified date and simultaneously contracts to repurchase (or sell) substantially similar (same type, coupon, and maturity) securities at a future date and at a predetermined price. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. Transactions in mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund’s portfolio turnover rate. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

The Fund is investing in mortgage dollar rolls as an alternate form of leverage. As a result, the mortgage dollar rolls are considered indebtedness or a “senior security” for purposes of the asset coverage requirements under the 1940 Act.

f. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

g. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded as an adjustment to interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is

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recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. The Fund employs a managed distribution policy whereby the Fund will make monthly distributions to common shareholders at an annual minimum fixed rate of 10%, based on the average monthly NAV of the Fund’s common shares. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted and, if necessary, a return of capital. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

i.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j.  Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2017, there were an unlimited number of shares authorized (without par value). During the year ended December 31, 2017 there were no shares issued; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

Under the Board approved open-market share repurchase program which commenced on June 1, 2016, the Fund may purchase, from time to time, up to 10% of the Fund’s common shares in open-market transactions, at the discretion of management. Since the inception of the program, the Fund has repurchased a total of 242,561 shares. Transactions in the Fund’s shares were as follows:

	Year Ended		Year Ended
	December 31, 2017[a]		March 31, 2017
	Shares	Amount	Shares	Amount

Shares repurchased[b]	—	$ —	4,231,524	$53,715,818

Weighted average discount of market price to net asset value of shares repurchased		—%		8.14%

aFor the period April 1, 2017 to December 31, 2017.

bOn January 19, 2017, the Fund announced a tender offer to purchase for cash up to 15 percent of its issued and outstanding common shares (3,988,963 shares), each without par value. The tender period commenced on January 30, 2017 and expired at 11:59 p.m. Eastern Standard Time on Friday, March 3, 2017 at which time the tender was oversubscribed. The Fund accepted the maximum allowed by the offer of 3,988,963 shares for cash payment at a price equal to $12.73 per share. This purchase price was 98% of the Fund’s net asset value (“NAV”) per share of $12.99 as of the close of regular trading on the New York Stock Exchange on March 6, 2017.

3. Auction Rate Preferred Shares

The Fund has outstanding 1,200 Preferred Shares Series M, 1,200 Preferred Shares Series W and 1,200 Preferred Shares Series F, each with a $25,000 liquidation preference totaling $90,000,000. Preferred Shares are senior to common shares and the Fund will not declare or pay any dividend on the common shares unless the Fund has declared or paid full cumulative dividends on the

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NOTES TO FINANCIAL STATEMENTS

3. Auction Rate Preferred Shares (continued)

Preferred Shares through the most recent dividend date. Dividends to preferred shareholders are cumulative and are declared weekly, at rates established through an auction process. The weekly auctions for Series M, W and F have all failed during the year ended December 31, 2017; consequently, the dividend rate paid on the Preferred Shares has moved to the maximum rate as defined in the prospectus. During the year ended December 31, 2017, the dividends on Preferred Shares ranged from 2.45% to 2.99%.

The Fund is required to maintain, on a weekly basis, a specified discounted value of its portfolio in compliance with guidelines established by Fitch Ratings and Moody’s Investor Services Inc., and is required to maintain asset coverage for the Preferred Shares of at least 200%.

The Preferred Shares are redeemable by the Fund at any time and are subject to mandatory redemption if the asset coverage or discounted value requirements are not met. During the year ended December 31, 2017, all requirements were met.

4. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager

a. Management Fees

The Fund pays an investment management fee to Advisers of 0.70% per year of the average daily managed assets. Managed assets are defined as the Fund’s gross asset value minus the sum of accrued liabilities, other than the liquidation value of the Preferred Shares and other financial leverage.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to April 1, 2013, the waiver was accounted for as a reduction to management fees. During the years ended December 31, 2017 and March 31, 2017, the Fund held investments in affiliated management investment companies as follows:

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NOTES TO FINANCIAL STATEMENTS

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Year ended December 31, 2017[a]
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.89%	21,388,024	69,712,894	(78,591,090)	12,509,828	$12,509,828	$67,607	$ —	$ —
Year ended March 31, 2017
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.32%	18,383,143	174,643,675	(171,638,794)	21,388,024	$21,388,024	$17,638	$ —	$ —

aFor the period April 1, 2017 to December 31, 2017.

5. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the years ended December 31, 2017 and March 31, 2017, the custodian fees were reduced as noted in the Statements of Operations.

6. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2017, the Fund had long-term capital loss carryforwards of $13,159,512.

During the year ended December 31, 2017, the Fund utilized $208,499 of capital loss carryforwards.

On December 31, 2017, the Fund had expired capital loss carryforwards of $8,480,888, which were reclassified to paid-in capital.

For tax purposes, the Fund may elect to defer any portion of a late-year ordinary loss to the first day of the following fiscal year. At December 31, 2017, the Fund deferred late-year ordinary losses of $292,686.

The tax character of distributions paid during the year ended December 31, 2017 and years ended March 31, 2017 and 2016 was as follows:

	December 31,	March 31,
	2017	2017	2016
Distributions paid from:
Ordinary income	$11,476,336	$16,928,487	$21,525,227
Return of capital	12,051,976	9,335,223	—
	$23,528,312	$26,263,710	$21,525,227

At December 31, 2017, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$437,442,108

Unrealized appreciation	$7,915,401
Unrealized depreciation	(11,213,768)
Net unrealized appreciation (depreciation)	$(3,298,367)

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NOTES TO FINANCIAL STATEMENTS

6. Income Taxes (continued)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities, paydown losses and bond discounts and premiums.

7. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2017a, aggregated $712,972,737 and $719,785,290, respectively.

aFor the period April 1, 2017 to December 31, 2017.

8. Credit Risk and Defaulted Securities

At December 31, 2017, the Fund had 66.2% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At December 31, 2017, the aggregate value of these securities represents less than 0.1% of the Fund’s portfolio. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified in the accompanying Statement of Investments.

9. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2017, investments in restricted securities, excluding securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Shares	Issuer	Acquisition Date	Cost	Value
404	[a] Nine Point Energy Holdings Inc., cvt. pfd. (Value is 0.2% of Net Assets)	3/24/17	$377,604	$461,733

aThe Fund also invests in unrestricted securities of the issuer, valued at $166,320 as of December 31, 2017.

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10. Other Derivative Information

For the year ended March 31, 2017, the effect of derivative contracts in the Fund’s Statements of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Net Realized Gain (Loss) for the Year		Statement of Operations Locations	Net Change in Unrealized Appreciation (Depreciation) for the Year
	Net realized gain (loss) from:			Net change in unrealized appreciation (depreciation) on:
Foreign exchange contracts	Foreign currency transactions	$(2,353,501)	[a]	Translation of other assets and liabilities denominated in foreign currencies	$608,806	[a]

aForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statements of Operations.

For the year ended March 31, 2017, the average month end fair value of derivatives represented 0.1% of average month end net assets. The average month end number of open derivatives contracts for the year was 2.

See Note 1(d) regarding derivative financial instruments.

11. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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NOTES TO FINANCIAL STATEMENTS

11. Fair Value Measurements (continued)

A summary of inputs used as of December 31, 2017, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Energy	$1,280,867	$562,050	$767,752		$2,610,669
Transportation	—	163,361	—		163,361
All Other Equity Investments	73,232	—	—		73,232
Convertible Bonds	—	1,025,598	—		1,025,598
Corporate Bonds:
Energy	—	17,607,763	1,850		17,609,613
All Other Corporate Bonds	—	132,781,192	—		132,781,192
Senior Floating Rate Interests	—	145,196,250	—		145,196,250
Commercial Mortgage-Backed Securities	—	15,992,116	—		15,992,116
Mortgage-Backed Securities	—	106,157,557	—		106,157,557
Escrows and Litigation Trusts	—	1,125	23,200	[c]	24,325
Short Term Investments	12,509,828	—	—		12,509,828
Total Investments in Securities	$13,863,927	$419,487,012	$792,802		$434,143,741

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and convertible preferred stocks as well as other equity investments.

cIncludes securities determined to have no value at December 31, 2017.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the year.

12. New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities acquired at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities acquired at a discount, which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

13. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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NOTES TO FINANCIAL STATEMENTS

Abbreviations
Selected Portfolio
ARM	Adjustable Rate Mortgage
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FRN	Floating Rate Note
GNMA	Government National Mortgage Association
LIBOR	London InterBank Offered Rate
PIK	Payment-In-Kind
SF	Single Family
USD	United States Dollar

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FRANKLIN LIMITED DURATION INCOME TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Limited Duration Income Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin Limited Duration Income Trust (the “Fund”) as of December 31, 2017, the related statements of operations for the period April 1, 2017 through December 31, 2017 and year ended March 31, 2017, the statements of changes in net assets for the period April 1, 2017 through December 31, 2017 and years ended March 31, 2017 and 2016, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the period April 1, 2017 through December 31, 2017 and year ended March 31, 2017, the changes in its net assets for the period April 1, 2017 through December 31, 2017 and years ended March 31, 2017 and 2016, and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2018

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

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Tax Information (unaudited)

Under Section 871(k)(1)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $9,612,200 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2017.

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Annual Meeting of Shareholders

The Annual Meeting of Shareholders (the “Meeting”) of the Fund was held on October 5, 2017, and then adjourned to October 26, 2017, in order to allow shareholders additional opportunity to vote. At the Meeting, shareholders elected Terrence J. Checki, Mary C. Choksi, Rupert H. Johnson, Jr. and Larry D. Thompson as Trustees of the Fund to hold office for a three year term, set to expire at the 2020 Annual Meeting of Shareholders. These terms continue, however, until their successors are duly elected and qualified or until a Trustee’s resignation, retirement, death or removal, whichever is earlier.

The results of the voting are as follows:

	Common and Preferred Shares

Trustee Nominees	For	Withheld

Terrence J. Checki	19,495,730	603,369

Mary C. Choksi	19,788,125	310,974

Larry D. Thompson	19,667,441	431,658

Trustee Nominees	For	Preferred Shares Withheld

Rupert H. Johnson, Jr.	1,294	71

Note: Harris J. Ashton, Gregory E. Johnson, Edith E. Holiday, J. Michael Luttig, and John B. Wilson are Trustees of the Fund who are currently serving and whose terms of office continued after the meeting.

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Dividend Reinvestment Plan

The Fund’s Dividend Reinvestment Plan (Plan) offers you a prompt and simple way to reinvest dividends and capital gain distributions (Distributions) in shares of the Fund. American Stock Transfer & Trust Company, LLC (Plan Agent), P.O. Box 922, Wall Street Station, New York, NY 10269-0560, acts as your Plan Agent in administering the Plan. The Agent will open an account for you under the Plan in the same name as your outstanding shares are registered.

You are automatically enrolled in the Plan unless you elect to receive Distributions in cash. If you own shares in your own name, you should notify the Agent, in writing, if you wish to receive Distributions in cash.

If the Fund declares a Distribution, you, as a participant in the Plan, will automatically receive an equivalent amount of shares of the Fund purchased on your behalf by the Agent. If on the payment date for a Distribution, the net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions, the Agent shall receive newly issued shares, including fractions, from the Fund for your account. The number of additional shares to be credited shall be determined by dividing the dollar amount of the Distribution by the greater of the net asset value per share on the payment date, or 95% of the then current market price per share.

If the net asset value per share exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent (or a broker-dealer selected by the Agent) shall try, for a purchase period of 30 days, to apply the amount of such Distribution on your shares (less your pro rata share of brokerage commissions incurred) to purchase shares on the open market. The weighted average price (including brokerage commissions) of all shares it purchases shall be your allocated price per share. If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the shares as of the payment date, the purchase price the Agent paid may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if such Distribution had been paid in shares issued by the Fund. Participants should note that they will not be able to instruct the Agent to purchase shares at a specific time or at a specific price. The Agent may make open-market purchases on any securities exchange where shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine.

The market price of shares on a particular date shall be the last sales price on NYSE MKT, or, if there is no sale on the exchange on that date, then the mean between the closing bid and asked quotations on the exchange on such date. The net asset value per share on a particular date shall be the amount most recently calculated by or on behalf of the Fund as required by law.

The Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Agent’s negligence, bad faith, or willful misconduct or that of its employees. Your uninvested funds held by the Agent will not bear interest. The Agent shall have no responsibility for the value of shares acquired. For the purpose of cash investments, the Agent may commingle your funds with those of other participants in the same Fund.

There is no direct charge to participants for reinvesting Distributions, since the Agent’s fees are paid by the Fund. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred. If you elect by notice to the Agent to have it sell part or all of your shares and remit the proceeds, the Agent will deduct brokerage commissions from the proceeds.

The automatic reinvestment of Distributions does not relieve you of any taxes that may be payable on Distributions. In connection with the reinvestment of Distributions, shareholders generally will be treated as having received a Distribution equal to the cash Distribution that would have been paid.

The Agent will forward to you any proxy solicitation material and will vote any shares so held for you first in accordance with the instructions set forth on proxies you return to the Fund, and then with respect to any proxies you do not return to the Fund in the same portion as the Agent votes proxies the participants return to the Fund.

As long as you participate in the Plan, the Agent will hold the shares it has acquired for you in safekeeping, in its name or in the name of its nominee. This convenience provides added protection against loss, theft or inadvertent destruction of certificates. However, you may request that a certificate representing your Plan shares be issued to you. Upon your written request, the Agent will deliver to you, without charge, a certificate or certificates for the full shares. The Agent will send you a confirmation of each acquisition made for your

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FRANKLIN LIMITED DURATION INCOME TRUST

DIVIDEND REINVESTMENT PLAN

account as soon as practicable, but not later than 60 days after the acquisition date. Although from time to time you may have an undivided fractional interest in a share of the Fund, no certificates for a fractional share will be issued. Distributions on fractional shares will be credited to your account. If you terminate your account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of shares at the time of termination.

You may withdraw from the Plan at any time, without penalty, by notifying the Agent in writing at the address above or by telephone at (800) 416-5585. Such termination will be effective with respect to a Distribution if the Agent receives your notice prior to the Distribution record date. The Agent or the Fund may terminate the Plan upon notice to you in writing mailed at least 30 days prior to any record date for the payment of any Distribution. Upon any termination, the Agent will issue, without charge, stock certificates for all full shares you own and will convert any fractional shares you hold at the time of termination to cash at current market price and send you a check for the proceeds.

The Fund or the Agent may amend the Plan. You will receive written notice at least 30 days before the effective date of any amendment.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of US registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Harris J. Ashton (1932) One Franklin Parkway	Trustee	Since 2003	139	Bar-S Foods (meat packing company) (1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Terrence J. Checki (1945) One Franklin Parkway	Trustee	Since December 2017	109	Hess Corporation (exploration of oil and gas) (2014-present).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:

Member of the Council on Foreign Relations (1996-present); Member of the National Committee on U.S.-China Relations (1999-present); member of the Board of Trustees of the Economic Club of New York (2013-present); member of the Board of Trustees of the Foreign Policy Association (2005-present) and member of various other boards of trustees and advisory boards; and formerly, Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and Internal Affairs Group and Member of Management Committee (1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	139

Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2005	139

Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present). Santander Consumer USA (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	139	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present); and
formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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FRANKLIN LIMITED DURATION INCOME TRUST

Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	139	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).
Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2006 and Lead Independent Trustee since 2008	113	None

Principal Occupation During at Least the Past 5 Years:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing) (2002-present); serves on private and non-profit boards; and formerly, President, Staples International and Head of Global Transformation (office supplies) (2012-2016); Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Vice President	Trustee since 2013 and Vice President since 2003	153	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board, Trustee and Senior Vice President	Chairman of the Board since 2013, Trustee and Senior Vice President since 2003	139	None

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 28 of the investment companies in Franklin Templeton Investments.
Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.
Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FT AlphaParity, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since June 2017	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc., and Franklin Templeton Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (1962) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2003	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

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FRANKLIN LIMITED DURATION INCOME TRUST

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President and Assistant Secretary, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.
Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.
Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the
Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules.
The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and
Chairman of the Fund’s Audit Committee since 2006. As a result of such background and

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Interested Board Members and Officers (continued)

experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases or the listing standards applicable to the Fund.

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Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Annual Report
Franklin Limited Duration Income Trust
Investment Manager
Franklin Advisers, Inc.
(800) DIAL BEN® / 342-5236
Transfer Agent
American Stock Transfer & Trust Co., LLC 6201 15th Avenue
Brooklyn, NY 11219 www.astfinancial.com

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2018 Franklin Templeton Investments. All rights reserved.	FTF A 02/18

Item 2.	Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a) (1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $77,078 for the fiscal year ended December 31, 2017 and $76,664 for the fiscal year ended March 31, 2017.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended December 31, 2017 and $255,000 for the fiscal year ended March 31, 2017. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process and derivatives assessment.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i)    pre-approval of all audit and audit related services;

(ii)    pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii)    pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv)    establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $0 for the fiscal year ended December 31, 2017 and $255,000 for the fiscal year ended March 31, 2017.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Members of the Audit Committee are: Mary C. Choksi, J. Michael Luttig, Larry D. Thompson and John B. Wilson.

Item 6.	Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund’s investment manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.

The investment manager has delegated its administrative duties with respect to the voting of proxies for securities to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment manager’s instructions and/or policies. The investment manager votes proxies solely in the best interests of the Fund and its shareholders.

To assist it in analyzing proxies of equity securities, the investment manager subscribes to Institutional Shareholder Services, Inc. (ISS), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, vote execution services, ballot reconciliation services, recordkeeping and vote disclosure services. In addition, the investment manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Also, the investment manager has a supplemental subscription to Egan-Jones Proxy Services (Egan-Jones), an unaffiliated third party proxy advisory firm, to receive analyses and vote recommendations. Although analyses provided by ISS, Glass Lewis, Egan-Jones, and/or another independent third party proxy service provider (each a Proxy Service) are thoroughly reviewed and considered in making a final voting decision, the investment manager does not consider recommendations from a Proxy Service or any third party to be determinative of the investment manager’s ultimate decision. Rather, the investment manager exercises its independent judgment in making voting decisions. For most proxy proposals, the investment manager’s evaluation should result in the same position being taken for all Funds. In some cases, however, the evaluation may result in a Fund voting differently, depending upon the nature and objective of the Fund, the composition of its portfolio and other factors. As a matter of policy, the officers, directors/trustees and employees of the investment manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the best interests of the investment manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service; or send the proxy directly to the Fund’s board or a committee of the board with the investment manager’s recommendation regarding the vote for approval.

Where a material conflict of interest has been identified, but the items on which the investment manager’s vote recommendations differ from a Proxy Service and relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the investment manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the investment manager rather than sending the proxy directly to the Fund’s board or a board committee for approval.

To avoid certain potential conflicts of interest, the investment manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d) (1) (E), (F), or (G) of the 1940 Act, the rules thereunder, or pursuant to a SEC exemptive order thereunder; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the underlying fund’s shares.

The recommendation of management on any issue is a factor that the investment manager considers in determining how proxies should be voted. However, the investment manager does not consider recommendations from management to be determinative of the investment manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and the investment manager will not support the position of the company’s management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Engagement with issuers. The investment manager believes that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The investment manager may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The investment manager may also engage with management on a range of environmental, social or corporate governance issues throughout the year.

Investment manager’s proxy voting policies and principles The investment manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the investment manager cannot anticipate all future situations. In all cases, each proxy and proposal (including both management and shareholder proposals) will be considered based on the relevant facts and circumstances on a case-by-case basis.

Board of directors. The investment manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The investment manager supports boards with strong risk management oversight. The investment manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The investment manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the investment manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance. The investment manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the investment manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the investment manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents and/or shareholder nominees.

Ratification of auditors of portfolio companies. The investment manager will closely scrutinize the independence, role and performance of auditors. On a case-by-case basis, the investment manager will examine proposals relating to non-audit relationships and non-audit fees. The investment manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence. The investment manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management and director compensation. A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The investment manager believes that executive compensation should be directly linked to the performance of the company. The investment manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The investment manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The investment manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment manager will generally oppose “golden parachutes” that are considered to be excessive. The investment manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

The investment manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-takeover mechanisms and related issues. The investment manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the investment manager conducts an independent review of each anti-takeover proposal. On occasion, the investment manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The investment manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the investment manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The investment manager generally supports “fair price” provisions and confidential voting. The investment manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to capital structure. The investment manager realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The investment manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The investment manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The investment manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and corporate restructuring. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The investment manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental and social issues. The investment manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton’s “Responsible Investment Principles and Policies” describes the investment manager’s approach to consideration of environmental, social and governance issues within the investment manager’s processes and ownership practices.

In the investment manager’s experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, the investment manager will generally give management discretion with regard to environmental and social issues. However, in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal conduct, or have failed to adequately address current or emergent risks that threaten shareholder value, the investment manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues. The investment manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

The investment manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the investment manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers.

Governance matters. The investment manager generally supports the right of shareholders to call special meetings and act by written consent. However, the investment manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

Proxy access. In cases where the investment manager is satisfied with company performance and the responsiveness of management, it will generally vote against shareholder proxy access proposals not supported by management. In other instances, the investment manager will consider such proposals on a case-by-case basis, taking into account factors such as the size of the company, ownership thresholds and holding periods, nomination limits (e.g., number of candidates that can be nominated), the intentions of the shareholder proponent, and shareholder base.

Global corporate governance. Many of the tenets discussed above are applied to the investment manager’s proxy voting decisions for international investments. However, the investment manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the investment manager’s analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

The investment manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the investment manager may be unable to successfully vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the investment manager votes a proxy or where the investment manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) additional documentation or the disclosure of beneficial owner details is required; (vi) the investment manager held shares on the record date but has sold them prior to the meeting date; (vii) a proxy voting service is not offered by the custodian in the market; (viii) due to either system error or human error, the investment manager’s intended vote is not correctly submitted; (ix) the investment manager believes it is not in the best interest of the Fund or its shareholders to vote the proxy for any other reason not enumerated herein; or (x) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

In some non-U.S. jurisdictions, even if the investment manager uses reasonable efforts to vote a proxy on behalf of the Fund, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the investment manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the investment manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the investment manager’s votes are not received, or properly tabulated, by an issuer or the issuer’s agent.

The investment manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the investment manager or its affiliates, determine to use its best efforts to recall any security on loan where the investment manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.

Procedures for meetings involving fixed income securities. From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the investment manager for each Fund involved. If the Proxy Group does not receive voting instructions from the investment manager, the Proxy Group will take no action on the event. The investment manager may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled “Proxy Procedures.”

The Proxy Group will monitor such meetings involving fixed income securities for conflicts of interest in accordance with these procedures for fixed income securities. If a fixed income issuer is flagged as a potential conflict of interest, the investment manager may nonetheless vote as it deems in the best interests of the Fund. The investment manager will report such decisions on an annual basis to the Fund board as may be required.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of February 26, 2018 the portfolio managers of the Fund are as follows:

Roger A. Bayston, CFA, Christopher J. Molumphy, CFA, Glenn I. Voyles, CFA, Madeline Lam, Justin MA, CFA serve as the portfolio management team responsible for managing the Fund’s portfolio investment. Each of them has experience managing Franklin mutual funds and private accounts.

Mr. Bayston has been a portfolio manager of the Fund since inception. He joined Franklin Templeton Investments in 1991.

Ms. Lam has been a portfolio manager of the Fund since 2013. She joined Franklin Templeton Investments in 1998.

Mr. Ma has been a portfolio manager of the Fund since 2013. He joined Franklin Templeton Investments in 2006.

Mr. Molumphy has been a portfolio manager of the Fund since inception. He joined Franklin Templeton Investments in 1988.

Mr. Voyles has been a portfolio manager of the Fund since 2006. He joined Franklin Templeton Investments in 1993.

CFA and Chartered Financial Analyst® are trademarks owned by CFA Institute.

(a)(2) This section reflects information about the portfolio managers as of the fiscal year ended December 31, 2017.

The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category:

Name	Number of Other Registered Investment Companies Managed	Assets of Other Registered Investment Companies Managed (x $1 million)	Number of Other Pooled Investment Vehicles Managed[1]	Assets of Other Pooled Investment Vehicles Managed (x $1 million)[1]	Number of Other Accounts Managed[1]	Assets of Other Accounts Managed (x $1 million)[1]
Roger A. Bayston	15	22,034.2	7	3,207.5	1	2,031.3
Madeline Lam	4	5,238.6	1	0	N/A	0
Justin Ma	4	5,238.6	2	697.1	N/A	0
Christopher J. Molumphy	9	21,040.1	4	2,341.4	5	2.3
Glenn I. Voyles	2	4,008.9	5	2,454.5	9	983.8

1.	The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the individual manager listed would not be solely responsible for managing such listed amounts.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund but does include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

Conflicts. The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the investment manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation. The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary Each portfolio manager is paid a base salary.

Annual bonus Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•	Investment performance. Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•	Non-investment performance. The more qualitative contributions of the portfolio manager to the investment manager’s business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.

•	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

Ownership of Fund shares. The investment manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by each portfolio manager (such amounts may change from time to time):

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Roger A. Bayston	None
Madeline Lam	None
Justin Ma	None
Christopher J. Molumphy	None
Glenn I. Voyles	None

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12.	Exhibits.

(a) (1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN LIMITED DURATION INCOME TRUST

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date February 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date February 26, 2018

By	/s/ GASTON GARDEY
Gaston Gardey
Chief Financial Officer and Chief Accounting Officer
Date February 26, 2018